                                                                   EXHIBIT 10.3


                   [RICHARDS SPEARS KIBBE & ORBE LETTERHEAD]




                                          BY HAND

                                          October 21, 1999



            MEMORANDUM TO: Persons on the Attached Distribution List

                     FROM: Andrew M. Weinfeld

                       RE: Cerberus: Northstar Credit Agreement


         In connection with the above-referenced transaction, I am enclosing the final versions of the operative documents marked to show changes from the previous drafts.

         Please feel free to contact me if you have any questions or comments on the enclosed documents.


                                          A.M.W.

(Enclosures)

cc:      William Q. Orbe

RICHARDS SPEARS KIBBE & ORBE                                              Page 2


                                DISTRIBUTION LIST

Jennifer Cupo
The Chase Manhattan Bank
450 West 33rd Street
14th Floor
New York, New York  10001


Maria Livanas
Thacher Proffitt & Wood
Two World Trade Center
40th Floor
New York, New York  10048